UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     September 24, 2007

                                LB Commercial Mortgage Trust 2007-C3

(Exact Name of the Issuing Entity)

                                Structured Asset Securities Corporation II

(Exact Name of Registrant as Specified in Its Charter)

Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	333-141638-01	82-0569805
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number)	(IRS Employer Identification No. of Registrant)

745 Seventh Avenue, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (212) 526-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 8.01  Other Events.

On August 10, 2007, Structured Asset Securities Corporation II, as depositor (the “Registrant”) filed a report on form 8-K (the “Report”) with the Securities and Exchange Commission of the United States (the “Commission”) in connection with the issuance by LB Commercial Mortgage Trust 2007-C3 (the “Issuing Entity”) of a single series of certificates, entitled LB Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3 (the “Certificates”).   The Report contained as exhibits thereto, among others, (i) a pooling and servicing agreement dated as of July 19, 2007 (the “Pooling and Servicing Agreement”), by and among the Registrant, KeyCorp Real Estate Capital Markets, Inc. as master servicer, Midland Loan Services Inc. as special servicer, and LaSalle Bank National Association as trustee, and (ii) the exhibits to the Pooling and Servicing Agreement (the “Exhibits”).  The Pooling and Servicing Agreement was entered into for the purpose of creating the Issuing Entity, and issuing the Certificates.  Following the filing of the Report, the Pooling and Servicing Agreement and the Exhibits were revised to reflect certain conforming changes approved by the parties to the Pooling and Servicing Agreement.  The Registrant has prepared this report on Form 8-K/A for the purpose of filing as an exhibit hereto the revised Pooling and Servicing Agreement, together with the Exhibits, with the Commission.

Exhibit 4 to this amendment on Form 8-K/A amends and supersedes in its entirety Exhibit 4.1 to the Form 8-K of the Issuing Entity previously filed on August 10, 2007 (accession no. 0000950136-07-006405).

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.

Pooling and Servicing Agreement dated as of July 19, 2007 among Structured Asset Securities Corporation II as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, Midland Loan Services Inc. as special servicer and LaSalle Bank National Association as trustee and the Exhibits thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 24, 2007

STRUCTURED ASSET SECURITIES
CORPORATION II

By: /s/ [David Nass]

Name: [David Nass]
Title: [Senior Vice President]

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
4.

Pooling and Servicing Agreement dated as of July 19, 2007 among Structured Asset Securities Corporation II as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer, Midland Loan Services Inc. as special servicer and LaSalle Bank National Association as trustee and the Exhibits thereto.